Corporate Presentation Transformative Targeted Therapeutics December 2025 Exhibit 99.2

Disclosures For purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, any oral presentation of the slides by members of management of Immunome, Inc. (“Immunome”) or any person on its behalf, any question-and-answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, that presentation. References to “we,” “our,” and “us” refers to Immunome and its subsidiaries. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy or sell Immunome securities. Forward-Looking Statements Statements in this presentation that are not purely historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We use words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “vision,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “promising,” “projected,” “first step,” “ongoing,” or the negative of these terms, and similar words or expressions to identify these forward-looking statements. These forward-looking statements include, but are not limited to, statements about: the expansion and advancement of Immunome’s platform and pipeline and Immunome’s approach; the expected benefits of Immunome’s proprietary payload, HC74, and strategy related to Immunome’s platform and pipeline; assessments of the clinical efficacy, best-in-class potential, and potential commercial success of Immunome’s product candidates, including IM-1021 and varegacestat; the potential of Immunome’s current and future pipeline to produce first-in-class and/or best-in-class drugs; Immunome’s expectations with respect to future performance, anticipated financial impacts, ability to complete and success of Immunome’s strategic transactions; Immunome’s timeline for filing an NDA, INDs and other regulatory filings, commencing clinical trials, receiving and reporting data from such clinical trials, and seeking regulatory approval, for Immunome’s current and future programs and product candidates and other anticipated milestones; the best-in-class potential of varegacestat and its ability to become the new standard of care for treating desmoid tumors; Immunome’s launch strategy and the expected results therefrom; Immunome’s ability to expand its platform, establish a broad pipeline and advance it through efficient clinical development decisions; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. These forward-looking statements are based on Immunome’s current expectations and involve assumptions that may never materialize or may prove to be incorrect; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors: the RINGSIDE topline results are based on a preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data and such topline data may not accurately reflect the complete results of the trial; the risk that Immunome’s NDA submission for varegacestat is delayed based on regulatory feedback or otherwise, and that regulatory approvals for Immunome’s programs and product candidates are not obtained, are delayed or are subject to unanticipated conditions, including the risk that the results of Immunome’s trials for varegacestat may not be deemed sufficient by the FDA to serve as the basis for an NDA submission or regulatory approval of varegacestat; the risks associated with the potential safety and other complications from varegacestat; the labelling for varegacestat, if approved; the scope, progress and expansion of developing and commercializing varegacestat, if approved; the size and growth of the market for varegacestat and the rate and degree of market acceptance thereof; the risk that Immunome will not be able to realize the benefits of its strategic transactions; the risk that regulatory approvals for Immunome’s programs and product candidates are not obtained, are delayed or are subject to unanticipated conditions; the risk that preclinical or early clinical data may not be predictive of future results; the risk that Immunome’s product candidates and development candidates fail to achieve their intended endpoints; the reliance on Immunome’s management; the prior experience and successes of Immunome’s management team not being indicative of any future success; the risk of reliance on vendors; uncertainties related to Immunome’s capital requirements and Immunome’s expected cash runway; Immunome’s ability to grow and successfully execute on Immunome’s business plan, including the development and commercialization of its pipeline and integration of newly acquired assets; and other risks and uncertainties indicated from time to time described in Immunome’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 19, 2025, and in Immunome’s other filings with the SEC. Except as required by law, Immunome assumes no obligation and does not intend to update any forward-looking statements included in this presentation. Product Candidates In this presentation, we may discuss current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. Industry and Market Data In this presentation, we rely on and refer to publicly available information and statistics regarding market participants in the sectors in which we compete and other industry data. Any comparison of us to the industry or to any of our competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to us. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While we believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. We have not independently verified the information provided by the third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimer and Forward-Looking Statements

Establishing a Premier Targeted Oncology Company

Immunome™

Delivering Breakthroughs In Oncology

- Varegacestat, an oral, once-daily gamma secretase inhibitor for the treatment of desmoid tumors, with positive Phase 3 topline data
  - NDA submission planned for 2Q 2026
  - Positioned to be a best-in-class option
- Deep expertise in ADCs driving differentiated early-stage pipeline leveraging proprietary HC74 TOP1i payload
  - ROR1 ADC in dose escalation with activity observed at multiple dose levels
  - Pairing first-in-class targets with exceptional technology
  - Positioned to deliver multiple INDs per year driven by a team that combines deep expertise and decisive execution
- Complementary radioligand therapy entering Phase 1
- Experienced, successful leadership team

3

Broad Portfolio of Targeted Oncology Therapeutics Program Target / Modality Preclinical Phase 1 Phase 2 Phase 3 Commercial Next Anticipated Milestone Varegacestat Gamma Secretase Inhibitor NDA Submission | 2Q 2026 IM-1021 ROR1 ADC Initial Lymphoma Data | 2026 IM-3050 FAP Radiotherapy First Patient In | Early 2026 IM-1617 First-in-Class Solid Tumor ADC IND | Early 2026 IM-1340 First-in-Class Solid Tumor ADC IND | Mid 2026 IM-1335 First-in-Class Solid Tumor ADC IND | Late 2026

Varegacestat Phase 3 Oral, Once-Daily Gamma Secretase Inhibitor

Generally well-tolerated with manageable safety profile Confirmed Objective Response Rate2: 56% Progression-Free Survival1: Hazard Ratio 0.16 (p<0.0001) Median Best Tumor Volume Reduction3: 83% (1) Primary endpoint (2) Key secondary endpoint (3) Exploratory endpoint 2Q26 NDA Submission Planned Varegacestat Demonstrated Exceptional Results For Patients Study Met Primary and All Key Secondary Endpoints

Desmoid tumors often strike in young adulthood, with 1,000-1,650 patients diagnosed each year and 10-11,000 actively managed patients in the US1 Can lead to debilitating pain, deformity, and life-threatening organ damage depending on location1 Quality of life is a major challenge with a majority of patients experiencing chronic pain that can significantly limit physical functioning1 Up to ~60-80% of patients experience recurrence, which can be exacerbated by surgery1 Following progression during initial active surveillance, systemic therapy is recommended for ~75% of tumors based on location2,3 Approved systemic therapy options remain limited with only one approved therapy Desmoid Tumors are Locally Aggressive & Debilitating Sources: (1) Bektas et al., Advances in Therapy, 2023; (2) The Desmoid Tumor Working Group, European Journal of Cancer, 2020; (3) The Desmoid Tumor Working Group, JAMA Oncology, 2024

Varegacestat is a Gamma Secretase Inhibitor with a Differentiated Pharmacokinetic Profile Desmoid tumors are driven by nuclear accumulation of β-CATENIN resulting from cross-talk between WNT and NOTCH pathways2 Kasper et al. Sources: (1) Figure adapted from Kasper et al., ESMO 2022. Abstr LBA2, based on Andersson et al., Development, 2011 and Bui and Kummar, Oncotarget, 2017; (2) Federman, NPJ Precision Oncology, 2022; (3) Immunome data on file; (4) Aung et al., Investigational New Drugs. 2018; (5) Varegacestat Investigator’s Brochure Version 8.0 78% Longer Half-Life than Nirogacestat3 Sustained Exposure Above Target Threshold4,5 1.2 mg Once Daily

RINGSIDE is the Largest Phase 3 Study in Desmoid Tumors

Design consistent with prior registrational trials

Immunome™


Global Phase 3
Double-Blind Placebo-Controlled
R
1:1
Varegacestat 1.2mg QD, n=79
Placebo, n=77
Cross over to OLE
if progressive disease
Cross over to OLE
if active at primary analysis
Varegacestat 1.2mg QD
Open Label Extension

Key Inclusion Criteria

Progressed within last 12 months[1]

Treatment naïve or recurrent/refractory disease appropriate for systemic treatment

Key Endpoints

- **Primary: Progression-free survival[2] (PFS)**
- Alpha-controlled key secondary
  - **Objective Response Rate**
  - Tumor Volume[3] at Week 24
  - Worst Pain Intensity at Week 12[4]
- Safety and tolerability
- Additional efficacy assessments, including **median best percent change in Tumor Volume[3]**

(1) Progression was defined as $\geq$20% increase per RECIST v1.1
(2) PFS was defined as time from randomization until the date of assessment of radiographic progression as assessed Blinded Independent Central Review (BICR) based on RECIST v1.1
(3) Measured by T2 weighted MRI or CT per BICR
(4) Measured using Desmoid Tumor Symptom Scale Item 1 from the GOunder/Desmoid Tumor Research Foundation Desmoid Tumor Symptom/Impact Scale (GODDESS)

9

Varegacestat Achieved Primary Endpoint 84% Reduction in the Risk of Progression or Death vs Placebo Progression-Free Survival: HR 0.16; 95% CI: 0.071, 0.375; p < 0.0001

Par 56% ORR With Varegacestat vs 9% With Placebo (p<0.0001) -83% Median Best Percent Change in Tumor Volume With Varegacestat vs +11% With Placebo -83% Best Percent Change in Tumor Size with Varegacestat PR Varegacestat Demonstrates Robust Antitumor Activity PD

Varegacestat was generally well-tolerated, with a manageable safety profile consistent with the GSI class of medicines The most common adverse events for participants in the treatment arm were diarrhea (82%), fatigue (44%), rash (43%), nausea (35%) and cough (34%) Most events were grade 1 or 2 55.6% of premenopausal women experienced ovarian toxicity There were no deaths on study Varegacestat Was Generally Well-tolerated With a Manageable Safety Profile

Elevating an Established Class and Solidifying the Role of GSIs in Desmoid Tumor Treatment

Immunome™


Phase 3 Studies in Desmoid Tumors
TKI Era
GSI Era
ORR (%)
Reliance on limited P1/2 and observational studies and local therapy
Sorafenib
400mg Once Daily Oral
NCT02066181; N=87
ORR: 33%
Placebo
ORR: 20%
Nirogacestat
150 mg Twice-Daily Oral
DeFi; n=142
ORR: 41%
Placebo
ORR: 8%
Varegacestat
1.2mg Once-Daily Oral
RINGSIDE; N=156
ORR: 56%
Placebo
ORR: 9%
Pre-2018
2018
2023
2025

FOR ILLUSTRATIVE PURPOSES ONLY: no head-to-head clinical trial has been conducted evaluating varegacestat against nirogacestat or other candidates or products. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies.

13

Launch Strategy
Become Standard of Care treatment of Desmoid Tumors

Immunome

START
Drive patient initiation on varegacestat

10-11k Actively Managed Patients (US) [1]


GSI
Non-GSI Treatment

SUPPORT
Sustained benefit and adherence with a once-daily treatment

A Long, Chronic, Treatment Journey

Patients may receive **~1.5–2 years of treatment, pause, and return** for treatment[3]


Dx.
Rx
Rx

~50% of patients have desmoid tumors for more than 5 years [2]

SCALE
Efficiently expand reach across the community through treatment center growth

~85 Sarcoma Centers-of-Excellence[4]


Sarcoma Center of Excellence

1) Immunome Analysis 2) K Mercier et al. ESMO Sarcoma 2024 Poster 3) Immunome Primary Market Research 4) Immunome Analysis

14

IM 1021 ROR1 ADC

HC74 is a TOP1i Payload Designed to Overcome Fundamental Limitations of Existing Technology Unstable linker Natural payloads High toxicity Stable peptide linker Synthetic payloads Narrow therapeutic window Improved therapeutic index Susceptible to resistance Limited bystander effect Improved therapeutic index Overcomes resistance Bystander effect 25 Years of ADC Technological Advancement HC74 ADCs 2000 2011 2019 2025 First Approved ADC VcMMAE Linker-Payload TOP1i Payloads

IM-1021: Potential Best-in-Class ROR1 ADC

Immunome™

ROR1

- Receptor with oncofetal expression pattern, including little or no normal tissue expression[1]
- Expression on solid and liquid tumors

IM-1021 Development Status

- Optimized ROR1 ADC with HC74 TOP1i payload
- Dose escalation ongoing with B-cell lymphoma and solid tumor patients
- Clinical starting dose of 2 mg/kg[1] similar to MK-2140 recommended phase 2 dose
- **Objective responses observed in B-cell lymphoma patients at multiple dose levels**

ROR1 Expression by RNA[2]



mRNA
(transcripts per million)
100
10
1
DLBCL
TNBC
NSCLC, Adeno
Ovarian
Sarcoma
Mesothelioma
MCL
CLL

1. Starting dose is 2 mg/kg of adjusted ideal bodyweight (AIBW) 2. Data sources: TCGA data (solid tumors and DLBCL) from UCSC Xena, version 2016-09-03. Blueprint data (MCL and CLL) from the Blueprint consortium, version 20160816.

17

IM-1021 Preclinical Activity Supports Development in Lymphoma and Solid Tumors IM-1021 Achieves Tumor Regressions in  Jeko-1 MCL Model IM-1021 Achieves 8/8 CRs at 2.5 mg/kg in  NSCLC PDX Model

Clinical Development Plan: Rapid Establishment of PoC to Enable Pivotal Studies Across Multiple Indications

Immunome™

Part A: Dose Escalation

Population includes:
- R/R B-cell lymphoma
- R/R solid tumors

Dose escalation design:
- mTPI-2 adaptive design
- Expand 2 or more doses
- Required minimum representation of lymphoma and solid tumor in Part A before expansion
- Optional cohorts to test split dosing

B-cell Lymphomas
- DLBCL
- Mantle Cell
- Follicular
- SLL

Solid Tumors
- NSCLC (non-squam)
- TNBC
- Ovarian
- Mesothelioma
- Liposarcoma
- Pancreatic



DL1:
2 mg/kg AIBW
DL2
DL3
DL4
DL5
DL6
DL7

Part B: Indication-Specific Dose Expansion

Population includes:
- Up to 3 indication-specific expansion cohorts (B1, B2, B3) Potential indications include those listed in Inclusion 4.a

Dose expansion design:
- Per cohort, randomize 1:1 to 2 regimens (DL-X, DL-Y)
- Per indication-specific cohort



Indication Cohort B1
DL-X
DL-Y
Indication Cohort B2
DL-X
DL-Y
Indication Cohort B3
DL-X
DL-Y

AIBW: Adjusted Ideal Body Weight

19

HC74 Platform

HC74’s Low Efflux Potential and High Permeability Lead to Improved Properties Superior HC74 cytotoxic activity across 89 cell lines High HC74 permeability2 drives superior bystander effect Low HC74 efflux potential1 overcomes payload resistance ADC Bystander Cytotoxicity4 Payload Cytotoxicity3 N = 89 Payload Cytotoxicity5 ADC IC50 (ng/mL) 7 290 1. Bidirectional Caco-2 permeability assay. The efflux ratio was 10 for HC74 versus 79 for DXd; 2. Bidirectional MDCK II permeability assay in the presence of Pgp inhibitor (GF120918). MDCK II permeability (Papp), was 9.01 x 10-6 cm/s for HC74 versus 1.96 x 10-6 cm/s for DXd; 3. IC50 values of HC74 and DXd, in parental or engineered NCI-N87 cells overexpressing ABCB1 (P-gp) or ABCC1 (MRP1) 4. In vitro bystander activity of HC74 and DXd ADCs in a co-culture model using NCI-H446 cells engineered to express either TROP2 (Positive) or luciferase (Negative). 5. IC50 values determined by 72hr CellTiter-Glo assay. Median IC50 (nM) 5 20 Low HC74 efflux potential1 overcomes payload resistance High HC74 permeability2 drives Superior bystander effect Superior HC74 cytotoxic  activity across 89 cell lines

Sensitivity to Efflux Meaningfully Limits the Clinical Efficacy of Existing TOP1i ADCs

Efflux Transporters Like P-gp and MDR1 Actively Remove ADC Payload From Cells[1]


ATP
ATP
ATP
ATP
Free payload
Efflux transporter

High P-gp Expression Correlates With Lower ORR and PFS in HER2+ CRC Patients Treated With T-DXd[2]


Progression free survival based on P-gp expression status
< Median
≥ Median
Probability of PFS
100%
75%
50%
25%
0%
Log-rank
P < 0.001
0
1
2
3
4
5
6
7
8
9
10
11
12
Months

Baseline P-gp Expression	ORR, %	*P* value	PFS, months	*P* value
< Median	47.1	0.003	8.1	< 0.001
≥ Median	17.6		4.2	

1. Schematic created with BioRender.com
2. Sienna et al. Exploratory biomarker analysis of trastuzumab deruxtecan (T-DXd) treatment for HER2-positive (HER2+) metastatic colorectal cancer (mCRC) in DESTINY-CRC02. AACR, 2025.

22

HCT-15 is a P-gp High Colorectal Model HCT-15 is Refractory to T-DXd but Sensitive to T-HC74 HCT-15 is Refractory to Irinotecan but Sensitive to T-HC74 HC74 ADC Shows Activity in a CRC Model Refractory to Other TOP1i Agents Source: Zhang et al., AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2025_A111. "Colorectal cancer (CRC) mRNA values for ABCB1 are from UCSC Xena TCGA-TARGET-GTEx re-analysis, version 2016-09-03 (Vivian et al. Nat Biotech, 2017). HCT-15 mRNA data were generated internally and represent the median of 3 replicates." HCT-15 HCT-15 is Refractory to T-DXd But Sensitive to T-HC74 HCT-15 is Refractory to Irinotecan But Sensitive to T-HC74

HC74 ADC Demonstrates Superior Bystander Activity vs. DXd ADC Potential for Greater HC74 Efficacy in Target Heterogenous Tumors NCI-H292 Bystander Model (75% TROP2+; 25% TROP2 KO) Clonal Preclinical Models Do Not Capture Expression Heterogeneity Source: Zhang et al., AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2025_A111 Antigen-positive cells Antigen-negative cells ADC HC74 ADC Demonstrates Durable Response in NSCLC Model of Tumor Heterogeneity

Expanding the Universe of ADC Targets Targets: Prioritize targets with compelling tumor biology and no approved ADCs. Focus on dynamic receptors that drive efficient ADC payload delivery Antibodies: Optimize and evaluate as ADCs Technology: Proprietary HC74 TOP1i payload designed to achieve wide therapeutic index while escaping chemo resistance and generating robust bystander effect Capabilities: High-throughput conjugation and screening supports empirical evaluation of hundreds of ADCs 10 Targets Account for 50% of Active Clinical ADC Programs1 Immunome ADC Strategy Pairs Novel Targets with Differentiated Technology 1. Immunome analysis of Hanson Wade Beacon ADC data as of November 2025 Majority of ADC Activity is Concentrated in a Small Number of Targets

IM-1617: Potential First-in-Class ADC for Multiple Solid Tumor Indications IM-1617 efficacy IM-1617 Target mRNA Expression (Log2 TPM+1) No IM-1617 efficacy Target Expression In Major Indications Corresponds to CDX Models Where IM-1617 Showed Activity IM-1617 Showed Activity In PDX Models That Are Resistant to Dato-DXd

Robust Pipeline of Preclinical Candidates Pursuing Undisclosed Solid Tumor Targets Solid tumor model Anticipated 2026 IND Submissions Additional Candidates IM-1617 ADC-U10 IM-1340 IM-1335 ADC-U11 ADC-U12

IM-3050 FAP-Targeted Radioligand Therapy

IM-3050 is a 177Lu-FAP Candidate with Best-in-Class Potential Tumor Regression in U87MG Model No Weight Loss Observed Potential Best-in-Class Characteristics Sub-nanomolar affinity High specificity Radiostability Superior tumor retention and tumor absorbed dose in vivo Preclinical activity and tolerability DEVELOPMENT STATUS: Phase 1 initiation expected in early 2026 In Vivo Radiotherapy Studies GLP/GMP Manufacturing IND cleared in 2Q25 ✓ Clinical Formulation Development ✓ In vivo data show single dose antitumor activity and tolerability ✓ ✓

Company Overview

Management Team with a Demonstrated Track Record of Success Chief Executive Officer and Founder, Seagen (1998-2022) Grew company to $2B+ revenue (2022) leading to $43B acquisition Led development of 4 FDA-approved therapeutics Raised over $1B in public and private capital Oversaw acquisition and integration of Cascadian Therapeutics Generated >$3B in partnership and licensing revenue Clay Siegall, Ph.D. PRESIDENT & CHIEF EXECUTIVE OFFICER Sandra Stoneman CHIEF LEGAL OFFICER Jack Higgins, Ph.D. CHIEF SCIENTIFIC OFFICER Max Rosett CHIEF FINANCIAL OFFICER Bob Lechleider, M.D. CHIEF MEDICAL OFFICER Kinney Horn CHIEF BUSINESS OFFICER Phil Tsai CHIEF TECHNICAL OFFICER Roee Shahar EVP, COMMERCIAL

Accelerating the Pursuit of Breakthrough Oncology Therapies

Immunome™

Proven, successful leadership

- **Multiple programs expected to enter clinic in 2026**
- **ADC portfolio including the HC74 platform represents substantial value**
- **Varegacestat provides strong first product opportunity**

Anticipated Milestones



IM-1335
IND 2026
IM-1340
IND 2026
IM-1617
IND 2026
Novel solid-tumor targeted ADCs
IM-3050
Ph1
Initiation
Early 2026
FAP RLT
IM-1021
Ph1 Data
2026
ROR1 ADC
Varegacestat
NDA
Submission
Planned 2Q26
Gamma Secretase
Inhibitor
Positive RINGSIDE
Phase 3 topline data